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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 1997


                                  GenCorp Inc.
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             (Exact name of registrant as specified in its charter)

      Ohio                          1-1520                       34-0244000
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  (State of                 (Commission File Number)           (IRS Employer
incorporation)                                              Identification No.)

       175 Ghent Road, Fairlawn, Ohio                           44333-3300
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(Address of principal executive offices)                        (Zip Code)

                                 (330) 869-4200
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              (Registrant's telephone number, including area code)






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Item 5.  Other Events
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         On January 20, 1997, the Board of Directors of GenCorp Inc. extended
GenCorp's Shareholder Rights Plan, as amended, for ten additional years. The Rights under the extended Plan will expire February 18, 2007.

Item 7.  Exhibits
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
Table                                                                                            Exhibit
Item No.                                    Exhibit Description                                  Letter
--------                                    -------------------                                  ------

    4                      Amendment, dated as of January 20, 1997 to                               4.1
                           the Rights Agreement dated as of February 18,
                           1987, as amended on December 7, 1987 and
                           August 21, 1995, between GenCorp Inc. and
                           The Bank of New York, as Successor Rights Agent.


                                    SIGNATURE

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   GENCORP INC.


                                                   By: /s/ Edward R. Dye
                                                       ---------------------
                                                        Name: Edward R. Dye
                                                        Title: Secretary


Dated: February 3, 1997


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